                                                                      Exhibit 99
                                                                      ----------

Debtor:  PORTACOM WIRELESS, INC.                ACCRUAL BASIS- 2
         A DELAWARE CORPORATION

Case Number:       98-00661PJW                      Third Quarter

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Assets                                                      MONTH           MONTH       MONTH
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                                                           July 98        August 98
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
1.   Cash                                                   44,174.23       46,696.53
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5.   Prepaid Expenses                                        1,404.00        1,404.00
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6.   Other (Attach List) See Attachment 2a               2,624,300.00    2,606,300.00
------------------------------------------------------------------------------------------------
7.   Total Current Assets                                2,669,878.23    2,657,400.53
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8.   Property, Plant & Equipment                            11,339.10       11,339.10
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9.   Less: Accumulated Depreciation/Depletion                7,077.34        7,351.47
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10.  Net Property, Plant & Equipment                         4,261.76        3,987.63
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13.  Other (Attach List) See Attachment 2b               5,318,000.00    5,318,000.00
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14.  Total Assets                                        7,992,139.99    7,979,388.16
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Postpetition Liabilities
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15.  Accounts Payable                                            0.00        3,342.08
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18.  Professional Fees                                     263,050.35      293,810.12
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19.  Secured Debt                                           18,295.00       18,295.00
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20.  Due to Affiliates & Insiders                            6,000.00        6,000.00
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21.  Other Allowed Claims Escrow Liability                  41,412.00       41,412.00
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22.  Total Postpetition Liabilities                        328,757.35      362,859.20
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Prepetition Liabilities
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23.  Secured Debt                                          371,758.06      371,758.06
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24.  Priority Debt                                          10,202.64       10,202.64
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25.  Unsecured Debt                                      3,490,914.94    3,490,914.94
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26.  Other (Attach List) Reserve for contingency           153,604.07      153,604.07
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27.  Total Prepetition Liabilities                       4,026,479.71    4,026,479.71
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28.  Total Liabilities                                   4,355,237.06    4,389,338.91
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Equity
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29.  Owner's Prepetition Equity.  See Attachment 2c      3,999,599.08    3,999,599.08
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30.  Postpetition Cumulative Profit or (Loss)             (362,696.15)    (409,549.83)
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31.  Total Equity (Deficit)                              3,636,902.93    3,590,049.25
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32.  Total Liabilities & Owners' Equity                  7,992,139.99    7,979,388.16
------------------------------------------------------------------------------------------------

PortaCom Wireless, Inc. Debtor In Possession Case 98-661 (PJW)
Attachment 2a
Detail of Line 6 -- Other Current Asset


August, 1998


Cash Received from VDC Corporation, Ltd. as portion of                                $2,682,000.00
  purchase price for 2,000,000 shares and warrants to
  purchase an  additional 4,000,000 shares of Metromedia
  China Corporation common stock. Cash is held in an
  escrow account for the benefit of the Debtor.

Less:  Cash Withdrawn from escrow and deposited in
  DIP Cash Account #15818-28175
                                June, 1998                                               (45,600.00)
                                July, 1998                                               (12,100.00)
                                August, 1998                                             (18,000.00)
                                                                                      -------------
     Total line 6                                                                     $2,606,300.00
                                                                                      =============


PortaCom Wireless, Inc. Debtor In Possession Case 98-661 (PJW)
Attachment 2b
Detail of Line 13 -- Other Assets, Non-current


August, 1998

Investment in VDC Corporation, Ltd. (see Note 1)                                         $ 8,000,000.00
Allowance for reduction in shares resulting from                                          (2,682,000.00)
   payment of allowed claims from cash escrow funds
                                                                                         --------------
        Total line 13                                                                    $ 5,318,000.00
                                                                                         ==============

Note 1

     As of June 8, 1998, PortaCom Wireless, Inc. (the "Debtor") consummated the sale to VDC Corporation, Ltd. ("VDC") of 2,000,000 shares of common stock and warrants to acquire, at an exercise price of $4.00 per share, an additional 4,000,000 shares of common stock of Metromedia China Corporation (formerly Metromedia Asia Corporation). In consideration for the sale of such assets and subject to certain adjustment features, the Debtor received a pool of 5,300,000 shares of VDC common stock and the right to utilize a maximum of $3,000,000 in cash to satisfy claims made against the Debtor in connection with Debtor's Plan of Reorganization (the "Plan") filed in its Chapter 11 bankruptcy case in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Case No. 98-661 (PJW). To the extent that more than $384,725 of the cash is used by PortaCom to satisfy claims made in connection with the Plan, the excess thereof will result in the Debtor returning to VDC a certain number of shares of VDC common stock according to a predetermined formula. The final amounts of the cash and VDC common stock received will be determined by the Debtor, its creditors and the Bankruptcy Court. The Plan remains subject to, among other things, the approval of impaired creditors and stockholders and confirmation by the Bankruptcy Court.

Generally accepted accounting principles require the Debtor to record its investment in VDC common stock using the equity method. The use of the equity method for the purposes of this Monthly Operating Report was not possible because financial statements of VDC as of June 30, 1998 were not available as of the date this report was required to be filed with the Bankruptcy Court. Accordingly, the accounts have not been adjusted to reflect any difference between the value of the investment in VDC common stock which the Debtor now holds and the value of the investment in Metromedia China Corporation common stock which the Debtor held prior to the consummation of the sale to VDC.

PortaCom Wireless, Inc. Debtor In Possession Case 98-661 (PJW)
Attachment 2c
Detail of Line 29 -- Owner's Prepetition Equity


August, 1998

Common Stock -- Par Value                                                                $     13,576.00
Additional Paid In Capital                                                                 18,319,550.68
Accumulated Deficit -- Prepetition                                                         (1,952,946.18)
Due From Non-Operating Wholly Owned Subsidiaries                                          (12,380,581.42)
                                                                                         ---------------
        Total line 29                                                                    $  3,999,599.08
                                                                                         ===============